                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   ________


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): November 19, 1997



            Transamerica Consumer Mortgage Receivables Corporation
-------------------------------------------------------------------------------
          (Exact name of the registrant as specified in its charter)

    Delaware                       333-00282                 33-0688964
-------------------------------------------------------------------------------
(State or other             (Commission file number)     (I.R.S. employer
jurisdiction of                                           identification
incorporation)                                            number)


           1150 South Olive Street, Suit 2800, Los Angeles, CA     90015
-------------------------------------------------------------------------------
             (Address of principal executive office)             (Zip code)

Registrant's telephone number, including area code: (213) 742-4865
                                                   -----------------

                     ____________________________________

         (Former name or former address, if changed since last report)


                        Exhibit Index Located on Page 2

Items 1 through 6 and 8 are not included because they are not applicable.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
        ------------------------------------------------------------------

        (a)   Not applicable

        (b)   Not applicable

        (c)   Exhibits

                                                                     Sequential
                                                                      Numbered
Exhibit                                                               Exhibit
Number                                                                 Page
-------                                                              ----------

 99.1         Computational Materials prepared by JP Morgan
              Securities Inc., in connection with  TFC Home
              Equity Loan Asset-Backed Certificates, Series 1997-1

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     TRANSAMERICA CONSUMER
                                     MORTGAGE RECEIVABLES
                                     CORPORATION


                                     By:  /s/ Steve McAvoy
                                        -------------------------
                                     Name:  Steve McAvoy
                                     Title: Vice-President and Controller


Dated: November 20, 1997

                                       3